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                                                                    Exhibit 23.6

                         PROSPECTIVE DIRECTOR'S CONSENT

     I hereby consent to being named as a prospective director of Del Monte Foods Company in the Registration Statement on Form S-4 and related proxy statement/prospectus, which is a part of the Registration Statement, of Del Monte Foods Company.

                                   /s/ Mary R. Henderson
                                   Mary R. Henderson

Dated: November 12, 2002